Exhibit 10.68
HOLDINGS/SMITH & WESSON CORP. GUARANTY
     THIS GUARANTY (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of November 30, 2007, is made by and among Smith & Wesson Holding Corporation, a Nevada corporation (“Holdings”), Smith & Wesson Corp., a Delaware corporation (“S&W Corp.”), and those additional entities that hereafter become guarantors hereunder by executing a joinder agreement substantially in the form of Exhibit A hereto (each a “Guarantor” and collectively the “Guarantors”), and Toronto Dominion (Texas) LLC, as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).
     Reference is made to that certain Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, S&W Corp., and Thompson/Center Arms Company, Inc., a New Hampshire corporation (“TCAC”) (Holdings, S&W Corp. and TCAC are, individually, “Borrower”, and collectively, “Borrowers”), the lenders party from time to time party thereto (the “Lenders”), and the Administrative Agent. Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement.
     The Lenders have agreed to make Loans and grant financial accommodations to one or more of the Borrowers, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each Guarantor acknowledges that it has derived and will derive substantial benefit from the making of the Loans by the Lenders to the Borrowers. As consideration therefor and in order to induce the Lenders to make Loans, each Guarantor is willing to execute this Agreement.
     Accordingly, the parties hereto agree as follows:
     SECTION 1. Guarantee. Each Guarantor unconditionally guarantees, jointly with any other Guarantor of the several Obligations of TCAC under the Credit Agreement and other Loan Documents (“TCAC’s Obligations”) and severally, as a primary obligor and not merely as a surety, the due and punctual payment of TCAC’s Obligations. Each Guarantor waives notice of, and hereby consents to any agreements or arrangements whatsoever by the Secured Parties with any other Person pertaining to TCAC’s Obligations, including agreements and arrangements for payment, extension, renewal, subordination, composition, arrangement, discharge or release of the whole or any part of TCAC’s Obligations, or for the discharge or surrender of any or all security, or for the compromise, whether by way of acceptance of part payment or otherwise, and, the same shall in no way impair each Guarantor’s liability hereunder.
     SECTION 2. TCAC’s Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to TCAC or any other Person of any of TCAC’s Obligations, and also waives notice of acceptance of its guarantee, notice of protest for nonpayment and all other formalities. To the fullest extent permitted by applicable law, the Guarantee of each Guarantor hereunder shall not be affected by (a) the failure of any Loan Party to assert any claim or demand or to enforce or exercise any right or remedy against TCAC or any Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise; (b) any extension, renewal or increase of or in any of

TCAC’s Obligations; (c) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of this Agreement, the Credit Agreement, any other Loan Document, any guarantee or any other agreement or instrument, including with respect to any Guarantor under the Loan Documents; (d) the release of (or the failure to perfect a security interest in) any of the security held by or on behalf of the Administrative Agent or any other Secured Party; or (e) the failure or delay of any Secured Party to exercise any right or remedy against TCAC or any Guarantor of TCAC’s Obligations.
     SECTION 3. Security. Each Guarantor authorizes the Administrative Agent to (a) take and hold security for the payment of this Guaranty and TCAC’s Obligations and exchange, enforce, waive and release any such security pursuant to the terms of any other Loan Documents; (b) apply such security and direct the order or manner of sale thereof as it in its sole discretion may determine subject to the terms of any other Loan Documents; and (c) release or substitute any one or more endorsees, other Guarantors or other obligors pursuant to the terms of any other Loan Documents. In no event shall this Section 3 require any Guarantor to grant security, except as required by the terms of the Loan Documents.
     SECTION 4. Guarantee of Payment. Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any of the security held for payment of TCAC’s Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of TCAC or any other Person.
     SECTION 5. No Discharge or Diminishment of Guaranty. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of TCAC’s Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of TCAC’s Obligations, and shall not be subject to any defense (other than a defense of payment) or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of TCAC’s Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document, any guarantee or any other agreement or instrument, by any amendment, waiver or modification of any provision of the Credit Agreement or any other Loan Document or other agreement or instrument, by any default, failure or delay, willful or otherwise, in the performance of TCAC’s Obligations, or by any other act, omission or delay to do any other act that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all TCAC’s Obligations) or which would impair or eliminate any right of any Guarantor to subrogation.
     SECTION 6. Defenses Waived. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of the unenforceability of TCAC’s Obligations or any part thereof from any cause or the cessation from any cause of the liability (other than the final and indefeasible payment in full in cash of TCAC’s Obligations) of TCAC or any other Person. Subject to the terms of the other Loan Documents, the Administrative Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of TCAC’s Obligations, make any other accommodation with TCAC or any other Guarantor or exercise any other right or remedy available to them against TCAC or any other Guarantor, without affecting or impairing in any way the liability of each Guarantor hereunder except to the extent TCAC’s Obligations have been fully, finally and indefeasibly paid in cash. Each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of each Guarantor against TCAC or any other Guarantor or any security.
     SECTION 7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against each Guarantor by virtue hereof, upon the failure of TCAC or any other Loan Party to pay any Secured Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent or such other Secured Party as designated thereby in cash an amount equal to the unpaid principal amount of such Obligations then due, together with accrued and unpaid interest and fees on such Obligations. Upon payment by each Guarantor of any sums to the Administrative Agent or any Secured Party as provided above, all rights of each Guarantor against TCAC arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all TCAC’s Obligations. In addition, any indebtedness of TCAC or any Subsidiary now or hereafter held by each Guarantor that is required by the Credit Agreement to be subordinated to TCAC’s Obligations is hereby subordinated in right of payment to the prior payment in full of TCAC’s Obligations. If any amount shall be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness at any time when any Secured Obligation then due and owing has not been paid, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of TCAC’s Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.
     SECTION 8. General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate law, or any state, Federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under this Agreement would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under this Agreement, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by any Guarantor, any creditor or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

     SECTION 9. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of TCAC’s financial condition and assets, all other circumstances bearing upon the risk of nonpayment of TCAC’s Obligations and the nature, scope and extent of the risks that each Guarantor assumes and incurs hereunder and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.
     SECTION 10. Covenant; Representations and Warranties. Each Guarantor represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.
     SECTION 11. Termination. The Guaranties made hereunder shall terminate when all TCAC’s Obligations (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) then due and owing, have in each case been indefeasibly paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement; provided that any such Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, on any Secured Obligation is rescinded or must otherwise be restored by any Secured Party upon the bankruptcy or reorganization of TCAC, the Guarantors or otherwise. Upon such termination and at the written request of any Guarantor or its successors or assigns, and at the cost and expense of such Guarantor or its successors or assigns, the Administrative Agent shall execute in a timely manner a satisfaction of this Guaranty and such instruments, documents or agreements as are necessary or desirable to evidence the termination of this Guaranty.
     SECTION 12. Binding Effect; Several Agreement; Assignments; Releases. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of each Guarantor that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to each Guarantor when a counterpart hereof executed on behalf of each Guarantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon each Guarantor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of each Guarantor, the Administrative Agent and the other Secured Parties, and their respective successors and assigns, except that neither the Borrowers nor the Guarantors shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void) without the prior written consent of the Required Lenders. The Administrative Agent is hereby expressly authorized to, and agrees upon request of the Borrowers it will, release any Guarantor from its obligations hereunder in the event that all the Equity Interests of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement.
     SECTION 13. Waivers; Amendment. (a) No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.
     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between TCAC, the Guarantors and the Administrative Agent (with the consent of the Required Lenders if required under the Credit Agreement).
     SECTION 14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK INCLUDING, BUT NOT LIMITED TO, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
     SECTION 15. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it at the following address:
Smith & Wesson Holding Corporation
c/o Smith & Wesson Corp.
2100 Roosevelt Avenue
Springfield, MA 01102-2208
Attention: John A. Kelly, Chief Financial Officer
Facsimile No: 413-739-8528
with a copy to:
Greenberg Traurig, LLP
2375 E. Camelback Road; Suite 700
Phoenix, AZ 85016
Attention: Karl A. Freeburg
Facsimile No.: 602-445-8100
     SECTION 16. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by TCAC and the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the Commitments have not been terminated.

     (b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
     SECTION 17. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 12. Delivery of an executed signature page to this Agreement by facsimile transmission or electronic mail shall be as effective as delivery of a manually executed counterpart of this Agreement.
     SECTION 18. Rules of Interpretation. The rules of interpretation specified in Section 1.01 of the Credit Agreement shall be applicable to this Agreement.
     SECTION 19. Jurisdiction; Consent to Service of Process. (a) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF SUCH STATE, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
     (b) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (A) OF THIS SECTION. EACH OF THE

PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
     (c) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 15 OF THIS AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
     SECTION 20. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.
[Signature Page Follows]

[Signature Page to Holdings/Smith & Wesson Corp. Guaranty]
     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SMITH & WESSON HOLDING CORPORATION
By:	/s/ John A. Kelly
	Name:	John A. Kelly
	Title:	Vice President

SMITH & WESSON CORP.
By:	/s/ John A. Kelly
	Name:	John A. Kelly
	Title:	Vice President

[Signature Page to Holding/Smith & Wesson Corp. Guaranty]

ADMINISTRATIVE AGENT: TORONTO DOMINION (TEXAS) LLC
By:	/s/ Ian Murray
	Name:	Ian Murray
	Title:	Authorized Signatory

EXHIBIT A
to the Holdings/Smith & Wesson Corp. Guaranty
[Form of]
JOINDER AGREEMENT
          JOINDER, dated as of [____________] [_____], made by [_________________] a [___________] (the “New Guarantor”), in favor of Toronto Dominion (Texas) LLC, as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties. Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement referred to below.
WITNESSETH:
          WHEREAS, Smith &Wesson Holdings Corporation, a Nevada corporation (“Holdings”), Smith & Wesson Corp., a Delaware corporation (“S&W Corp.”), Thompson/Center Arms Company, Inc., a New Hampshire corporation (“TCAC”) (Holdings, S&W Corp. and TCAC are, each individually, “Borrower”, and collectively, “Borrowers”) have entered into a Credit Agreement, dated as of November 30, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the lenders party from time to time party thereto (the “Lenders”), and the Administrative Agent, pursuant to which the Lenders agreed, subject to the terms and conditions set forth herein, to make certain loans to the Borrowers;
          WHEREAS, in connection with the Credit Agreement, Holdings and TCAC have entered into the Holdings/S&W Corp. Guaranty, dated as of November 30, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), in favor of the Administrative Agent for the benefit of the Secured Parties;
          WHEREAS, the Credit Agreement requires the New Guarantor to become a party to the Guaranty; and
          WHEREAS, the New Guarantor has agreed to execute and deliver this Joinder in order to become a party to the Guaranty.
          NOW, THEREFORE, the Administrative Agent and the New Guarantor hereby agree as follows:
     (a) Guarantee. In accordance with the Credit Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor.
     (b) Representations and Warranties. The New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all respects on and as of the date hereof (except for those representations and warranties that relate to a specific earlier date).

Each reference to a Guarantor in the Guaranty shall be deemed to include the New Guarantor.
     (c) Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     (d) Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.
     (e) No Waiver. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.
     (f) Notices. All notices, requests and demands to or upon the New Guarantor, the Administrative Agent or any Lender shall be governed by the terms of Section 10.02 of the Credit Agreement.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

NEW GUARANTOR: [NEW GUARANTOR]
By:
Name:
Title:

Address for Notices:

ADMINISTRATIVE AGENT: TORONTO DOMINION (TEXAS) LLC
By:
Name:
Title: